UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30
Date of reporting period: October 1, 2014 – March 31, 2015

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2015

Vanguard U.S. Value Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
Total
Returns
Vanguard U.S. Value Fund	5.90%
Russell 3000 Value Index	4.77
Multi-Cap Value Funds Average	4.91
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$16.95	$17.66	$0.282	$0.000

1

Chairman’s Letter

Dear Shareholder,

Value stocks generally lagged the market during the six months ended March 31, 2015. Nonetheless, Vanguard U.S. Value Fund delivered a solid performance, outpacing its comparative standards. The fund returned 5.90%, compared with the 4.91% average return of multi-capitalization value funds and the 4.77% return of the benchmark Russell 3000 Value Index.

The fund’s result did trail that of the broad market, as the environment wasn’t especially good for value-oriented investors. Large-capitalization value stocks, which represent a significant portion of the fund’s holdings, were the weakest performers in the half year. Fueled by soaring biotech shares, small-cap growth stocks—the other end of the size and style spectrum—led the market with double-digit returns.

Although market dynamics weren’t favorable to your fund, its advisor produced strong relative results, scoring notable successes in the technology sector.

The Fed’s cautious approach has helped the U.S. stock market
The broad U.S. stock market returned about 7% for the six months ended March 31. Stocks were resilient after declining markedly at the start of the period and enduring bouts of turmoil in subsequent months. Investors’ concerns included the strength of the dollar and how it would affect the profits of U.S.-based multinational corporations.

2

Overall, stocks responded favorably to both the Federal Reserve’s cautious approach to raising short-term interest rates and the monetary stimulus efforts of other nations’ central banks. A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift returns for the period.

International stocks had a slightly negative return as the dollar’s strength against many foreign currencies hurt results. Without this currency effect, stocks outside of the United States generally advanced. The developed markets of the Pacific, particularly Japan, were especially strong.

Bond prices received a boost from central bank stimulus
Bond prices also were supported by accommodative monetary policies from the world’s central banks and investors who sought safe-haven assets amid turbulence in the stock market. The broad U.S. taxable bond market returned 3.43%. The yield of the 10-year U.S. Treasury note ended March at 1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 2.40%, although results faded later in the period as more bonds were issued.

Market Barometer

			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-0.80%	-0.07%	1.64%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

The Fed’s target of 0%–0.25% for short-term interest rates continued to cap returns for money market funds and savings accounts.

The advisor’s quantitative approach yielded solid results for the period
Your fund’s advisor—Vanguard’s Equity Investment Group, through its Quantitative Equity Group—seeks to identify stocks trading at prices perceived to be below the fundamental value of the underlying companies. In doing so, the advisor analyzes the same types of fundamental data, such as earnings prospects and balance sheet quality, that many fund managers do.

A distinguishing feature of the advisor’s approach, however, is the use of a proprietary computer model to systematically evaluate thousands of companies very quickly and efficiently, without the emotion that can cloud decision making.

During the six months, the advisor’s model had success with technology holdings ranging from semiconductor makers to software firms. The fund’s tech stocks ran well ahead of their counterparts in the benchmark index. The financial sector, accounting for about 30% of fund assets,

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
U.S. Value Fund	0.29%	1.18%

The fund expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2015, the fund’s annualized expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Value Funds.

4

on average, was another strong point. Within financials, your fund did particularly well with real estate investment trusts (REITs), which seemed to benefit from signs of gathering strength in the domestic economy.

Amid a sharp drop in the price of oil, holdings in the energy sector did very poorly. However, because the fund avoided some of the worst performers in the oil patch, its energy shares didn’t, on the whole, fare as badly as their benchmark counterparts.

Marking the sixth anniversary of the bull market

There’s been a long and steep climb in the U.S. stock market in the six years since the worst of the financial crisis.

The dark line in the chart below traces the rise in the Russell 3000 Index from a low of 390 on March 9, 2009, to 1,241 on March 9, 2015—an increase of roughly 220% in 72 months.

The robustness and duration of the advance defied the predictions of some market pundits.
Of course, the financial crisis caught many of them off guard as well. The lighter line below charts the drop of about 60% in the index in 17 months, from its pre-crisis peak of 908 on
October 9, 2007.

These sharp and unexpected movements illustrate the challenge of trying to time the markets.
Instead of trying to guess which way the wind will blow (and for how long), investors are generally better off staying committed to their investment plan through market ups and downs.
Rebalancing your portfolio from time to time will help keep market movements from pushing your allocation to stocks and bonds off target.

The performance of the U.S. stock market since the start of the financial crisis

Sources: Vanguard, based on data for the Russell 3000 Index.

5

For more about the advisor’s strategy and the fund’s positioning during the six months, see the Advisor’s Report that follows this letter.

Our commitment to balanced investing has roots reaching back many decades
On May 1, Vanguard will celebrate its 40th anniversary. Although many things have changed since 1975, our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Although Vanguard has followed all of these principles since its founding, one of them—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor company, Wellington Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

Vanguard Wellington Fund™ got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. And this strategy continues to define the fund, now one of the nation’s largest balanced funds.

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on their portfolio’s risks and returns. And broad diversification reduces exposure to specific risks, while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 13, 2015

6

Advisor’s Report

For the six months ended March 31, 2015, the U.S. Value Fund returned 5.90%, beating its benchmark, the Russell 3000 Value Index, by a little more than 1 percentage point. The broad U.S. equity market was up about 7%. Large- and mid-capitalization stocks were easily outpaced by small-caps, and growth outperformed value.

Globally, the U.S. equity market continued to deliver better results than both international developed and emerging markets. Performance in the Russell benchmark was broad-based, with several sector groups notching notable advances. Consumer discretionary and health care companies posted the best results. Energy companies, affected by the declining price of oil, were down markedly.

Moving into 2015, the U.S. economy built on its positive momentum. Fourth-quarter GDP growth came in at an annual rate of 2.6%, lower than the 5% growth in the third quarter but still encouraging. Although job growth slowed in March, the unemployment level declined to 5.5% and was approaching what is generally considered full employment.

However, the past six months were not without economic challenges. The harsh winter experienced by many parts of the country was expected to drag down first-quarter 2015 growth; wholesale inventory levels increased on tepid sales, leaving little motivation to restock warehouses. Uncertainty remained as to when the Federal Reserve would begin raising interest rates and to what extent it would raise them. Additionally, the strength of the U.S. dollar increased the price of exports by as much as 20%, putting pressure on revenues and profits of multinationals.

Although it’s important to understand how our overall performance is affected by the macro factors we’ve described, our approach to investing focuses on specific fundamentals—not on technical analysis of stock price movements. We compare all stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that systematically focuses on several fundamental factors. We believe that attractive stocks exhibit five key traits: 1) high quality—healthy balance sheets and consistent cash flow generation, 2) effective use of capital—sound investment policies that prefer internal to external funding, 3) consistent earnings growth—a demonstrated ability to grow earnings year after year, 4) strong market

7

sentiment—market confirmation of our view, and 5) reasonable valuation—avoidance of overpriced stocks.

Using these five criteria, we generate a composite expected return for all the stocks we follow each day—seeking to capitalize on investor biases across the market. We then monitor our portfolio based on those scores and adjust when appropriate. Our goal is to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and others relative to our benchmark).

For the fiscal half year, our sentiment, growth, and quality models boosted returns. However, our management decisions and valuation models did not perform as expected.

Our stock selection over the six months had mixed success. We were able to produce positive results in six of the ten sectors in the benchmark, with the strongest in information technology, financials, and consumer discretionary.

In technology, Freescale Semiconductor, Electronic Arts, and Booz Allen Hamilton were the largest contributors to relative performance. In financials, Springleaf Holdings, Montpelier Re, and AmTrust Financial Services drove results; Murphy USA, Skechers U.S.A., and Jack In The Box did the same in consumer discretionary. Unfortunately, we were not able to avoid all laggards. Our selections in the materials group were disappointing: Century Aluminum, Westlake Chemical, and LyondellBasell Industries all detracted.

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

April 17, 2015

8

U.S. Value Fund

Fund Profile
As of March 31, 2015

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	211	2,057	3,757
Median Market Cap	$33.9B	$45.4B	$46.5B
Price/Earnings Ratio	15.3x	18.4x	21.4x
Price/Book Ratio	2.0x	1.9x	2.8x
Return on Equity	13.1%	13.0%	17.5%
Earnings Growth
Rate	11.0%	9.5%	13.5%
Dividend Yield	2.2%	2.3%	1.9%
Foreign Holdings	0.5%	0.0%	0.0%
Turnover Rate
(Annualized)	68%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	1.94%	—	—
Short-Term Reserves	0.4%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	8.2%	7.4%	13.4%
Consumer Staples	7.2	6.8	8.4
Energy	9.8	10.3	7.3
Financials	29.9	30.7	17.6
Health Care	14.9	14.0	14.6
Industrials	10.3	10.4	11.1
Information
Technology	8.3	9.0	19.0
Materials	3.1	3.2	3.5
Telecommunication
Services	1.9	2.0	2.0
Utilities	6.4	6.2	3.1

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.97	0.94
Beta	0.99	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Wells Fargo & Co.	Diversified Banks	2.8%
Exxon Mobil Corp.	Integrated Oil & Gas	2.8
General Electric Co.	Industrial
	Conglomerates	2.7
Johnson & Johnson	Pharmaceuticals	2.6
JPMorgan Chase & Co.	Diversified Banks	2.6
Berkshire Hathaway Inc. Multi-Sector Holdings		1.8
Procter & Gamble Co.	Household Products	1.7
AT&T Inc.	Integrated
	Telecommunication
	Services	1.6
Pfizer Inc.	Pharmaceuticals	1.4
Chevron Corp.	Integrated Oil & Gas	1.2
Top Ten		21.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2015, the annualized expense ratio was 0.28%.

9

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

U.S. Value Fund
Russell 3000 Value Index

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

	Inception	One	Five	Ten
	Date	Year	Years	Years
U.S. Value Fund	6/29/2000	10.12%	15.13%	7.06%

See Financial Highlights for dividend and capital gains information.

10

U.S. Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (8.1%)
	Walt Disney Co.	96,700	10,143
	General Motors Co.	237,300	8,899
	Royal Caribbean
	Cruises Ltd.	102,400	8,381
*	Madison Square
	Garden Co. Class A	88,800	7,517
*	Skechers U.S.A. Inc.
	Class A	103,600	7,450
	Best Buy Co. Inc.	192,000	7,256
*	Murphy USA Inc.	98,900	7,157
	Cooper Tire & Rubber Co.	167,000	7,154
	Comcast Corp. Class A	123,089	6,951
	Marriott International Inc.
	Class A	86,400	6,940
	Macy’s Inc.	95,400	6,192
	Dana Holding Corp.	291,300	6,164
	Lowe’s Cos. Inc.	50,800	3,779
	Time Warner Inc.	29,700	2,508
	Home Depot Inc.	18,600	2,113
	Whirlpool Corp.	8,000	1,617
	Lear Corp.	13,500	1,496
	Big Lots Inc.	18,500	889
*	Build-A-Bear Workshop Inc.	41,900	823
			103,429
Consumer Staples (7.2%)
	Procter & Gamble Co.	266,269	21,818
	CVS Health Corp.	112,650	11,627
	Archer-Daniels-Midland Co.	198,000	9,385
	Costco Wholesale Corp.	44,600	6,757
	Bunge Ltd.	80,800	6,655
	Wal-Mart Stores Inc.	80,000	6,580
	Kroger Co.	75,100	5,757
^	Pilgrim’s Pride Corp.	247,300	5,587
	Altria Group Inc.	107,500	5,377
^	Sanderson Farms Inc.	61,800	4,922
	Kimberly-Clark Corp.	42,100	4,509

			Market
			Value•
		Shares	($000)
*	Rite Aid Corp.	90,000	782
	Ingles Markets Inc. Class A	13,600	673
	Mondelez International Inc.
	Class A	13,668	493
*	SUPERVALU Inc.	26,300	306
			91,228
Energy (9.8%)
	Exxon Mobil Corp.	413,000	35,105
	Chevron Corp.	149,430	15,687
	Valero Energy Corp.	161,800	10,294
	ConocoPhillips	137,290	8,548
	Tesoro Corp.	85,000	7,760
*	REX American
	Resources Corp.	116,600	7,090
	Marathon Petroleum Corp.	68,900	7,055
^	Chesapeake Energy Corp.	435,500	6,167
*	Oil States International Inc.	150,700	5,993
	National Oilwell Varco Inc.	114,700	5,734
	EOG Resources Inc.	53,300	4,887
	Devon Energy Corp.	51,300	3,094
	Teekay Tankers Ltd.
	Class A	436,300	2,504
	Murphy Oil Corp.	31,300	1,458
*	Newfield Exploration Co.	31,000	1,088
*	Pacific Ethanol Inc.	92,400	997
	Anadarko Petroleum Corp.	6,300	522
	Occidental Petroleum Corp.	5,200	379
			124,362
Financials (29.8%)
	Wells Fargo & Co.	658,823	35,840
	JPMorgan Chase & Co.	535,140	32,419
*	Berkshire Hathaway Inc.
	Class B	160,000	23,091
	Goldman Sachs Group Inc.	82,417	15,492
	US Bancorp	326,400	14,254
	Citigroup Inc.	269,961	13,908
	PNC Financial Services
	Group Inc.	128,800	12,009
	Bank of America Corp.	760,176	11,699

11

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Travelers Cos. Inc.	95,600	10,337
	Capital One Financial Corp.	126,200	9,947
	Allstate Corp.	134,000	9,537
	Ameriprise Financial Inc.	60,900	7,968
	CIT Group Inc.	159,400	7,192
	Everest Re Group Ltd.	40,700	7,082
	Navient Corp.	346,500	7,044
	PartnerRe Ltd.	61,300	7,008
	Voya Financial Inc.	156,100	6,729
	Aspen Insurance
	Holdings Ltd.	141,800	6,697
*	MGIC Investment Corp.	692,000	6,664
*	Springleaf Holdings Inc.	128,500	6,652
^	AmTrust Financial
	Services Inc.	115,500	6,582
*	Synchrony Financial	210,000	6,374
	Validus Holdings Ltd.	123,334	5,192
	Associated Banc-Corp	262,400	4,881
	Axis Capital Holdings Ltd.	84,100	4,338
	Simon Property Group Inc.	21,300	4,167
	Weyerhaeuser Co.	125,600	4,164
	General Growth
	Properties Inc.	134,500	3,974
	Radian Group Inc.	230,300	3,867
	Health Care REIT Inc.	49,800	3,853
	Host Hotels & Resorts Inc.	182,100	3,675
	Digital Realty Trust Inc.	53,100	3,503
	Alexandria Real Estate
	Equities Inc.	35,000	3,431
	Hospitality Properties Trust	97,300	3,210
	Ventas Inc.	43,600	3,184
	RenaissanceRe
	Holdings Ltd.	31,900	3,181
	Kimco Realty Corp.	117,200	3,147
	Universal Insurance
	Holdings Inc.	119,500	3,058
	Weingarten Realty
	Investors	83,100	2,990
	GEO Group Inc.	67,200	2,939
	Ryman Hospitality
	Properties Inc.	46,200	2,814
	Assured Guaranty Ltd.	106,485	2,810
	Retail Properties
	of America Inc.	173,400	2,780
	CBL & Associates
	Properties Inc.	140,300	2,778
	DuPont Fabros
	Technology Inc.	83,200	2,719
	Regency Centers Corp.	37,900	2,579
	Chambers Street
	Properties	320,200	2,523
	International
	Bancshares Corp.	96,200	2,504
	American International
	Group Inc.	44,000	2,411

			Market
			Value•
		Shares	($000)
	Ashford Hospitality
	Trust Inc.	233,200	2,243
	Omega Healthcare
	Investors Inc.	51,800	2,102
	Nelnet Inc. Class A	39,700	1,879
	Montpelier Re Holdings Ltd.	48,228	1,854
	Equity Residential	23,100	1,799
	BioMed Realty Trust Inc.	71,100	1,611
	Lexington Realty Trust	161,800	1,591
	Summit Hotel
	Properties Inc.	100,100	1,408
	Reinsurance Group of
	America Inc. Class A	14,700	1,370
	Corrections Corp.
	of America	31,800	1,280
*	Walker & Dunlop Inc.	67,800	1,202
	Vornado Realty Trust	9,700	1,086
	Janus Capital Group Inc.	60,700	1,043
	HCP Inc.	22,900	990
	Allied World Assurance
	Co. Holdings AG	20,000	808
	Piedmont Office Realty
	Trust Inc. Class A	28,100	523
	Legg Mason Inc.	9,000	497
	KeyCorp	21,400	303
			378,786
Health Care (14.8%)
	Johnson & Johnson	328,550	33,052
	Pfizer Inc.	518,025	18,022
	Anthem Inc.	78,900	12,183
	Bristol-Myers Squibb Co.	181,400	11,700
	Eli Lilly & Co.	156,500	11,370
	Cigna Corp.	84,400	10,925
	Cardinal Health Inc.	111,000	10,020
	Aetna Inc.	94,000	10,014
	UnitedHealth Group Inc.	81,500	9,641
	Merck & Co. Inc.	167,401	9,622
*	HCA Holdings Inc.	116,800	8,787
*	Express Scripts Holding Co.	86,700	7,523
*	Charles River Laboratories
	International Inc.	90,100	7,144
	Omnicare Inc.	91,400	7,043
*	Quintiles Transnational
	Holdings Inc.	100,500	6,730
	Medtronic plc	71,900	5,607
	AbbVie Inc.	80,200	4,695
	Abbott Laboratories	25,500	1,181
	Amgen Inc.	6,300	1,007
*	Hospira Inc.	9,000	791
*	Greatbatch Inc.	9,800	567
*	Alliance HealthCare
	Services Inc.	24,100	535
*	Surgical Care Affiliates Inc.	11,100	381
			188,540

12

U.S. Value Fund

			Market
			Value•
		Shares	($000)
Industrials (10.3%)
	General Electric Co.	1,395,840	34,631
	General Dynamics Corp.	82,400	11,184
	Northrop Grumman Corp.	63,100	10,157
	Waste Management Inc.	161,400	8,753
	Caterpillar Inc.	99,800	7,987
*	JetBlue Airways Corp.	401,400	7,727
*	Spirit AeroSystems
	Holdings Inc. Class A	139,200	7,268
	Southwest Airlines Co.	159,200	7,052
	Cintas Corp.	81,500	6,653
	PACCAR Inc.	99,900	6,308
	Lockheed Martin Corp.	25,500	5,175
	Alaska Air Group Inc.	65,600	4,341
	United Technologies Corp.	34,100	3,996
	Aircastle Ltd.	167,600	3,764
	Pitney Bowes Inc.	80,700	1,882
	Raytheon Co.	8,300	907
	Federal Signal Corp.	43,200	682
	Douglas Dynamics Inc.	27,100	619
*	Teledyne Technologies Inc.	5,500	587
*	Meritor Inc.	40,000	504
	SPX Corp.	3,800	323
*	ACCO Brands Corp.	36,100	300
	Griffon Corp.	7,000	122
			130,922
Information Technology (8.2%)
	Intel Corp.	460,700	14,406
	Hewlett-Packard Co.	395,900	12,336
	Cisco Systems Inc.	337,700	9,295
*	Electronic Arts Inc.	134,500	7,911
	Microsoft Corp.	185,900	7,558
	Computer Sciences Corp.	108,200	7,063
	Booz Allen Hamilton
	Holding Corp. Class A	233,000	6,743
	CDW Corp.	174,000	6,480
*	OmniVision
	Technologies Inc.	239,900	6,326
	Jabil Circuit Inc.	167,100	3,907
*	Aspen Technology Inc.	100,700	3,876
	Lexmark International Inc.
	Class A	84,800	3,590
	DST Systems Inc.	22,948	2,541
	Western Digital Corp.	26,500	2,412
*	Sanmina Corp.	65,500	1,584
*	Sykes Enterprises Inc.	63,200	1,571
*	Integrated Device
	Technology Inc.	75,000	1,501
	NVIDIA Corp.	60,900	1,274
	EarthLink Holdings Corp.	250,800	1,114
	Harris Corp.	13,900	1,095

			Market
			Value•
		Shares	($000)
*	Tech Data Corp.	14,700	849
*	Quantum Corp.	338,000	541
*	ePlus Inc.	4,900	426
			104,399
Materials (3.1%)
	United States Steel Corp.	294,900	7,195
	Alcoa Inc.	529,100	6,836
*	Century Aluminum Co.	442,900	6,112
	Avery Dennison Corp.	96,800	5,122
	Ashland Inc.	39,900	5,080
	LyondellBasell Industries
	NV Class A	56,200	4,934
	Dow Chemical Co.	76,300	3,661
	Bemis Co. Inc.	11,900	551
			39,491
Telecommunication Services (1.9%)
	AT&T Inc.	620,410	20,256
	CenturyLink Inc.	101,500	3,507
			23,763
Utilities (6.4%)
	PPL Corp.	273,200	9,196
	American Electric
	Power Co. Inc.	158,500	8,916
	PG&E Corp.	166,600	8,841
	Public Service Enterprise
	Group Inc.	207,600	8,703
	Edison International	126,400	7,896
	DTE Energy Co.	93,700	7,561
	Entergy Corp.	94,000	7,284
	WGL Holdings Inc.	120,500	6,796
	Vectren Corp.	141,900	6,263
	New Jersey
	Resources Corp.	123,200	3,827
	Consolidated Edison Inc.	46,200	2,818
	Southern Co.	55,900	2,475
	American States Water Co.	20,600	822
			81,398
Total Common Stocks
(Cost $1,076,783)			1,266,318
Temporary Cash Investments (1.5%)[1]
Money Market Fund (1.4%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.128%	18,435,684	18,436

13

U.S. Value Fund

Face		Market
Amount		Value•
($000)		($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.100%, 4/24/15	300	300
[5,6] Freddie Mac Discount
Notes, 0.120%, 4/14/15	400	400
		700
Total Temporary Cash Investments
(Cost $19,136)		19,136
Total Investments (101.1%)
(Cost $1,095,919)		1,285,454
Other Assets and Liabilities (-1.1%)
Other Assets		8,683
Liabilities[3]		(23,012)
		(14,329)
Net Assets (100%)
Applicable to 71,972,194 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,271,125
Net Asset Value Per Share		$17.66

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,043,039
Undistributed Net Investment Income	5,426
Accumulated Net Realized Gains	33,135
Unrealized Appreciation (Depreciation)
Investment Securities	189,535
Futures Contracts	(10)
Net Assets	1,271,125

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,532,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $9,988,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

14

U.S. Value Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Dividends	14,467
Interest[1]	5
Securities Lending	241
Total Income	14,713
Expenses
The Vanguard Group—Note B
Investment Advisory Services	362
Management and Administrative	1,195
Marketing and Distribution	111
Custodian Fees	10
Shareholders’ Reports	6
Trustees’ Fees and Expenses	1
Total Expenses	1,685
Net Investment Income	13,028
Realized Net Gain (Loss)
Investment Securities Sold	39,939
Futures Contracts	442
Realized Net Gain (Loss)	40,381
Change in Unrealized Appreciation (Depreciation)
Investment Securities	14,155
Futures Contracts	12
Change in Unrealized Appreciation (Depreciation)	14,167
Net Increase (Decrease) in Net Assets Resulting from Operations	67,576
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,028	18,875
Realized Net Gain (Loss)	40,381	85,247
Change in Unrealized Appreciation (Depreciation)	14,167	63,529
Net Increase (Decrease) in Net Assets Resulting from Operations	67,576	167,651
Distributions
Net Investment Income	(19,263)	(16,854)
Realized Capital Gain	—	—
Total Distributions	(19,263)	(16,854)
Capital Share Transactions
Issued	250,083	326,566
Issued in Lieu of Cash Distributions	18,266	16,081
Redeemed	(162,078)	(205,405)
Net Increase (Decrease) from Capital Share Transactions	106,271	137,242
Total Increase (Decrease)	154,584	288,039
Net Assets
Beginning of Period	1,116,541	828,502
End of Period[1]	1,271,125	1,116,541
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,426,000 and $11,661,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.95	$14.41	$11.89	$9.20	$9.28	$8.84
Investment Operations
Net Investment Income	.180	.299	.304	.276[1]	.207	.165
Net Realized and Unrealized Gain (Loss)
on Investments	.812	2.531	2.506	2.632	(.112)	.455
Total from Investment Operations	.992	2.830	2.810	2.908	.095	.620
Distributions
Dividends from Net Investment Income	(. 282)	(. 290)	(. 290)	(. 218)	(.175)	(.180)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 282)	(. 290)	(. 290)	(. 218)	(.175)	(.180)
Net Asset Value, End of Period	$17.66	$16.95	$14.41	$11.89	$9.20	$9.28

Total Return[2]	5.90%	19.89%	24.16%	32.10%	0.89%	7.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,271	$1,117	$829	$602	$454	$486
Ratio of Total Expenses to
Average Net Assets	0.28%	0.29%	0.29%	0.29%	0.29%	0.41%[3]
Ratio of Net Investment Income to
Average Net Assets	2.08%	1.92%	2.26%	2.54%	1.95%	1.74%
Portfolio Turnover Rate	68%	57%	75%	69%	60%	73%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increase (decrease) of 0.04%. Performance-based investment advisory fees did not apply after fiscal 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

18

U.S. Value Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At March 31, 2015, the fund had contributed capital of $115,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

19

U.S. Value Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,266,318	—	—
Temporary Cash Investments	18,436	700	—
Futures Contracts—Assets[1]	12	—	—
Futures Contracts—Liabilities[1]	(55)	—	—
Total	1,284,711	700	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2015	7	3,606	(12)
E-mini S&P 500 Index	June 2015	7	721	2
				(10)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

20

U.S. Value Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2014, the fund had available capital losses totaling $7,721,000 to offset future net capital gains through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2015, the cost of investment securities for tax purposes was $1,095,919,000. Net unrealized appreciation of investment securities for tax purposes was $189,535,000, consisting of unrealized gains of $216,114,000 on securities that had risen in value since their purchase and $26,579,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2015, the fund purchased $511,076,000 of investment securities and sold $407,438,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	14,369	20,088
Issued in Lieu of Cash Distributions	1,064	1,068
Redeemed	(9,322)	(12,805)
Net Increase (Decrease) in Shares Outstanding	6,111	8,351

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	9/30/2014	3/31/2015	Period
Based on Actual Fund Return	$1,000.00	$1,059.00	$1.44
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.54	1.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard U.S. Value Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio manage-ment process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services since Vanguard began managing the fund in 2008, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
IndependentTrustees	Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
Emerson U. Fullwood	School for Communication, with secondary faculty
Born 1948. Trustee Since January 2008. Principal	appointments in the Department of Philosophy, School
Occupation(s) During the Past Five Years and	of Arts and Sciences, and at the Graduate School of
Other Experience: Executive Chief Staff and	Education, University of Pennsylvania; Trustee of the
Marketing Officer for North America and Corporate	National Constitution Center; Chair of the Presidential
Vice President (retired 2008) of Xerox Corporation	Commission for the Study of Bioethical Issues.
(document management products and services);
Executive in Residence and 2009–2010 Distinguished	JoAnn Heffernan Heisen
Minett Professor at the Rochester Institute of	Born 1950. Trustee Since July 1998. Principal
Technology; Director of SPX Corporation (multi-industry	Occupation(s) During the Past Five Years and Other
manufacturing), the United Way of Rochester,	Experience: Corporate Vice President and Chief
Amerigroup Corporation (managed health care), the	Global Diversity Officer (retired 2008) and Member
University of Rochester Medical Center, Monroe	of the Executive Committee (1997–2008) of Johnson
Community College Foundation, and North Carolina	& Johnson (pharmaceuticals/medical devices/
A&T University.	consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis
Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
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find out more about this public service, call the SEC at
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1242 052015

Semiannual Report | March 31, 2015

Vanguard Capital Value Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
Total
Returns
Vanguard Capital Value Fund	3.56%
Russell 3000 Value Index	4.77
Multi-Cap Value Funds Average	4.91
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$15.32	$14.06	$0.175	$1.494

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Value Fund returned 3.56% for the six months ended March 31, 2015. It trailed its benchmark index and the average return of its peers and was well behind the broad U.S. stock market.

During the period, smaller-company stocks outperformed those of larger-capitalization firms. At the same time, growth stocks, considered to have more earnings potential, easily outdistanced their value counterparts, which are typically viewed as potentially underpriced. Value stocks across the capitalization spectrum are the focus of the fund’s advisor, Wellington Management Company LLP.

The Fed’s cautious approach has helped the U.S. stock market
The broad U.S. stock market returned about 7% for the six months. Stocks were resilient after declining markedly at the start of the period and enduring bouts of turmoil in subsequent months. Investors’ concerns included the strength of the dollar and how it would affect the profits of U.S.-based multinational corporations.

Overall, stocks responded favorably to both the Federal Reserve’s cautious approach to raising short-term interest rates and the monetary stimulus efforts of other nations’ central banks. A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift returns for the period.

International stocks had a slightly negative return as the dollar’s strength against many foreign currencies hurt results. Without this currency effect, stocks outside of the United States generally advanced. The developed markets of the Pacific, particularly Japan, were especially strong.

Bond prices received a boost from central bank stimulus
Bond prices also were supported by accommodative monetary policies from the world’s central banks and investors who sought safe-haven assets amid turbulence in the stock market. The broad U.S. taxable bond market returned 3.43%. The yield of the 10-year Treasury note ended March at 1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 2.40%, although results faded later in the period as more bonds were issued.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

The Fed’s target of 0%–0.25% for short-term interest rates continued to cap returns for money market funds and savings accounts.

Market Barometer

			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-0.80%	-0.07%	1.64%

Consumer discretionary did well, but energy stocks fell sharply
Capital Value’s two portfolio managers at Wellington Management each independently manage a portion of the fund’s assets. Among their selections in ten industry sectors, six had positive returns for the period.

Consumer discretionary stocks—particularly internet-based retailers—were the fund’s strongest performers as investors anticipated increased consumer spending amid rising employment. Lower energy prices were expected to help discretionary spending as well.

Health care stocks also rose smartly. The sector returned 19% for the fund, boosted by investor enthusiasm over developments in biotechnology as well as by merger and acquisition activity. However, the advisor’s lighter-than-benchmark allocations to strong-performing health care service providers restrained relative results.

Financial stocks in the fund returned close to 9%. They were helped most by real estate investment trusts (REITs), which benefited from the drop in interest rates. Lower capital costs in a growing economy can help REITs’ profit margins, and their regular dividends are also attractive when interest rates are low.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Capital Value Fund	0.47%	1.18%

The fund expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2015, the fund’s annualized expense ratio was 0.54%. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Value Funds.

The fund’s underperformance versus its benchmark, the Russell 3000 Value Index, can be traced mostly to its managers’ heavy commitment to energy stocks. These were the biggest losers during the period, with a return of about –26%. The plunge in oil prices hit energy companies hard, particularly the equipment and services subsector, in which “upstream” companies explore and drill for oil and gas. These firms are more vulnerable to falling oil and gas prices than “downstream” companies that transport and sell energy to consumers.

Marking the sixth anniversary of the bull market

There’s been a long and steep climb in the U.S. stock market in the six years since the worst of the financial crisis.

The dark line in the chart below traces the rise in the Russell 3000 Index from a low of 390 on March 9, 2009, to 1,241 on March 9, 2015—an increase of roughly 220% in 72 months.

The robustness and duration of the advance defied the predictions of some market pundits.
Of course, the financial crisis caught many of them off guard as well. The lighter line below charts the drop of about 60% in the index in 17 months, from its pre-crisis peak of 908 on
October 9, 2007.

These sharp and unexpected movements illustrate the challenge of trying to time the markets.
Instead of trying to guess which way the wind will blow (and for how long), investors are generally better off staying committed to their investment plan through market ups and downs.
Rebalancing your portfolio from time to time will help keep market movements from pushing your allocation to stocks and bonds off target.

The performance of the U.S. stock market since the start of the financial crisis

Sources: Vanguard, based on data for the Russell 3000 Index.

Materials and processing stocks also lost some ground as slowing growth in China and falling commodity prices worried investors. Stocks in the fund’s largest sector allocation, information technology, returned about –1%; the advisor’s investments in some internet service and semiconductor companies hurt results.

The Advisor’s Report that follows this letter provides additional details about the managers’ oversight of the fund during the past six months.

Our commitment to balanced investing has roots reaching back many decades
On May 1, Vanguard will celebrate its 40th anniversary. Although many things have changed since 1975, our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Vanguard has followed all of these principles since its founding, and one of them—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor company, Wellington Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

The Wellington Fund got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. And this strategy continues to define the fund, now one of the nation’s largest balanced funds.

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on their portfolio’s risks and returns. And broad diversification reduces exposure to specific risks while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2015

For the six months ended March 31, 2015, the Capital Value Fund returned 3.56%, reflecting the combined results of two managers at your fund’s investment advisor, Wellington Management Company llp. The use of two managers who independently oversee separate portions of the portfolio provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different managers to have different views about individual securities or the broader investment environment.

The managers have prepared a discussion of the investment environment that existed during the half-year and of how their portfolio positioning reflects this assessment. These comments were prepared on April 15, 2015.

Portfolio Manager:

Peter I. Higgins, CFA
Senior Managing Director

Our investment approach is to identify stocks that possess considerable upside potential because of compelling valuation characteristics along with catalysts that we believe could unlock that potential within 12 to 18 months. We often employ a contrarian approach that seeks to exploit inefficiencies in the market. We attempt to anticipate change, both positive and negative, that could affect our investment thesis. We believe that in the short term, markets can be quite irrational, and so our trading activity attempts to capture some of these anomalies. We do not attempt to mimic any index; instead, our goal is to substantially outperform the market in the intermediate-to-longer term.

Our holdings in the energy and information technology sectors weighed on relative results during the period. Significant detractors included GT Advanced Technologies, an independent manufacturer and marketer of materials for optical, laser, and solar applications. Shares of the company fell after it announced that it had commenced voluntary Chapter 11 bankruptcy. The bankruptcy was unanticipated by the broader markets, and we eliminated the position from the portfolio.

Another notable laggard was Trican Well Service, a North American supplier of pressure pumping services to the oil and gas industry. It suffered amid the broad-based decline in the energy sector. We continue to hold the stock because we believe that Trican can keep improving revenue and margins, especially in the United States.

GCL-Poly Energy, a green energy supplier in China, also disappointed. Its shares fell after the company announced a spinoff of its solar business. We maintain a position because we believe the market overreacted to the news, and we are optimistic about the company’s momentum.

Selection in consumer discretionary and industrials was strong and helped to partially offset weaker performance elsewhere.

We initiated a position in automaker Fiat

Chrysler Automobiles during the period and were rewarded as the stock gained on optimism about sales of its Jeep Cherokee, increasing market share, and a favorable profitability outlook. In industrials, building products company Owens Corning was a standout. The stock jumped after the company reported better-than-expected fourth-quarter earnings, led by solid growth in its insulation business. We continue to hold both names.

SUMCO, a Japan-based producer of wafers used to make semiconductor chips, was one of the portfolio’s top performers. Shares rallied as pricing and sales volumes improved. We remain invested because we see further upside in the growing demand for products that use this technology and tight market conditions.

As always, our sector positioning remains a product of our bottom-up stock selection process. During the period, we increased our exposure to the energy sector, initiating a position in U.S.-based service company Patterson-UTI Energy on its stock weakness. We believe Patterson is a well-run onshore drilling company that can benefit from access to U.S. shale and the eventual improvement in sentiment about oil prices. We decreased our exposure to consumer discretionary, where we are now just slightly overweighted.

We are optimistic about the portfolio’s positioning and believe the current environment, although challenging, remains conducive to stock-picking. Accommodative global monetary policies will be an ongoing central theme. Energy prices, which will be stimulative in some regions but contractionary in others, will also stay in focus.

Although we cannot predict market outcomes, we can hold companies with compelling valuations, positive momentum, and strong catalysts that are uncorrelated to broader market cycles. This can provide some cushion in adverse environments. That said, a severe market downturn would certainly be a risk to the portfolio. Valuations still seem reasonable, and we continue to find ample investment opportunities.

Portfolio Manager:

David W. Palmer, CFA
Senior Managing Director

Our portion of the fund focuses on stocks that trade at a discount to the broad market based on either current earnings or those we expect within a reasonable timeframe. Our approach searches for companies with pronounced negative sentiment, controversy, or perceived event risk that, through fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out-of-phase with the market for extended periods, we seek to build a portfolio of stocks with unique drivers, diversified across capitalization sizes and industries.

Equity markets posted mid-single-digit gains for the fiscal half year; however, returns varied widely among industries. Indeed, the spread of total returns between the best- and worst-performing sectors in the Russell 3000 Value Index was more than 30 percentage points, a larger range than we’ve seen recently. The gap was driven mainly by oil and natural gas prices. Their decline crimped earnings prospects for energy companies while leaving more real discretionary income in consumers’ pockets and boosting investor sentiment toward consumer discretionary stocks.

Investors also gravitated toward less economically sensitive sectors as consensus earnings estimates for the market in 2015 and 2016 declined by more than 9% and 6%, respectively. Our contrarian approach attracted us to various emerging opportunities in materials, industrials, and energy as the investment community generally retreated from these market segments.

Notable contributors to six-month performance included the oncology-focused biotech company TESARO, office furniture manufacturer Knoll, and vacation cruise operator Norwegian Cruise Line Holdings. TESARO stock more than doubled as expectations improved for the potential of the company’s drug Niraparib to treat both ovarian and breast cancer, as well as for other earlier-stage intellectual property. The company’s stock offering in March met an encouraging market response, giving TESARO a cushion to fund drug trials and operating expenses.

Knoll reported encouraging earnings and pointed to a strengthening pipeline of customer inquiries for future quarters, citing indications of a pickup in activity for office renovations and new construction. Norwegian completed its acquisition of rival Prestige Cruises, noting strong synergy benefits. In addition, falling fuel prices provided an opportunity to cut costs while still stimulating demand by passing a portion of savings to the customer.

The sectors adding most to performance were technology, industrials, and telecom services; least helpful were energy, materials, and health care. With the large downward reset in energy prices, the portfolio’s holdings in Trican Well Service and Southwestern Energy lost ground. Prices for Trican’s pressure pumping and services to oil and gas producers have slumped to cash cost or even below that in some cases as industry activity has pulled back aggressively.

Southwestern has quality, low-cost natural gas assets, but it announced a large acquisition of acreage in West Virginia without simultaneously securing financing for the purchase. Although we believe management would have received a higher price for its shares if it had acted more quickly, we nonetheless added to the position on the eventual stock offering. Metals distributor Reliance Steel & Aluminum also detracted from relative results. The company showed good unit growth relative to the industry, but profit margins suffered from softening global prices and competition from low-cost imports.

As always, our team looks for appreciation potential among stocks with current controversy or uncertainty but appealing valuation, business positioning, and cash-generation capability. We participated in the stock offering for Southwestern as mentioned, as well as for oil producers Diamondback Energy and Laredo Petroleum, for which we felt the cash infusions boosted the investment case.

We initiated a holding in industrial heavyweight General Electric because the company’s earnings estimates dropped to a more achievable level. At the same time, we saw potential for a redeployment of capital from GE’s finance business to the industrial side, which we expect will benefit the stock. Another new investment, broadband access equipment maker ARRIS, has done well with its purchase of Motorola’s cable set-top box and video delivery business. However, investors are currently concerned with near-term earnings prospects as several of its major customers undergo consolidation and spending uncertainty.

We believe these and other holdings have been acquired at discounts to their long-term value and will show their worth in time as temporary obstacles are surpassed. Keeping in mind both company-specific and industry factors, we aim to provide a favorable balance of reward to risk for the Capital Value Fund shareholder.

Capital Value Fund

Fund Profile
As of March 31, 2015

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	144	2,057	3,757
Median Market Cap	$8.0B	$45.4B	$46.5B
Price/Earnings Ratio	25.1x	18.4x	21.4x
Price/Book Ratio	2.0x	1.9x	2.8x
Return on Equity	11.4%	13.0%	17.5%
Earnings Growth
Rate	14.8%	9.5%	13.5%
Dividend Yield	1.4%	2.3%	1.9%
Foreign Holdings	18.4%	0.0%	0.0%
Turnover Rate
(Annualized)	94%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.47%	—	—
30-Day SEC Yield	0.82%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	11.4%	7.4%	13.4%
Consumer Staples	2.0	6.8	8.4
Energy	17.3	10.3	7.3
Financials	15.9	30.7	17.6
Health Care	9.2	14.0	14.6
Industrials	9.6	10.4	11.1
Information
Technology	22.6	9.0	19.0
Materials	7.9	3.2	3.5
Other	0.5	0.0	0.0
Telecommunication
Services	1.4	2.0	2.0
Utilities	2.2	6.2	3.1

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.79	0.82
Beta	1.19	1.25
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	2.9%
SunEdison Inc.	Semiconductor
	Equipment	2.6
Groupon Inc.	Internet Retail	2.1
MetLife Inc.	Life & Health
	Insurance	2.1
Gogo Inc.	Internet Software &
	Services	2.0
Merck & Co. Inc.	Pharmaceuticals	2.0
JPMorgan Chase & Co.	Diversified Banks	2.0
Optimal Payments plc	Data Processing &
	Outsourced Services	1.6
Cobalt International	Oil & Gas Exploration
Energy Inc.	& Production	1.6
Micron Technology Inc.	Semiconductors	1.4
Top Ten		20.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2015, the annualized expense ratio was 0.54%.

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

Capital Value Fund
Russell 3000 Value Index
Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

	Inception	One	Five	Ten
	Date	Year	Years	Years
Capital Value Fund	12/17/2001	4.72%	13.12%	8.08%

See Financial Highlights for dividend and capital gains information.

Capital Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.8%)
Consumer Discretionary (11.3%)
*	Groupon Inc. Class A	4,044,582	29,161
*	Kate Spade & Co.	376,704	12,578
*	Fiat Chrysler Automobiles
	NV	729,839	11,848
*,^	GoPro Inc. Class A	258,356	11,215
*	Amazon.com Inc.	29,992	11,160
	Las Vegas Sands Corp.	166,800	9,181
	Tribune Media Co.
	Class A	136,798	8,319
*	DISH Network Corp.
	Class A	114,161	7,998
*	Michael Kors Holdings Ltd.	117,581	7,731
	Quebecor Inc. Class B	279,200	7,469
^	Electrolux AB Class B	246,985	7,056
	GNC Holdings Inc. Class A	137,710	6,757
	Sky plc	401,194	5,902
*	Vera Bradley Inc.	348,500	5,656
*	Norwegian Cruise Line
	Holdings Ltd.	70,200	3,791
	Sands China Ltd.	904,800	3,742
	Melco Crown
	Entertainment Ltd. ADR	153,400	3,292
	DR Horton Inc.	111,400	3,173
	Advance Auto Parts Inc.	12,792	1,915
*	Dollar General Corp.	406	31
			157,975
Consumer Staples (1.9%)
*	Post Holdings Inc.	267,667	12,538
	Imperial Tobacco Group plc	194,692	8,540
	Ingredion Inc.	36,500	2,840
	Treasury Wine Estates Ltd.	708,445	2,753
*	Diamond Foods Inc.	12,852	419
			27,090
Energy (17.2%)
	Pioneer Natural
	Resources Co.	250,895	41,024
*	Cobalt International
	Energy Inc.	2,322,656	21,856

			Market
			Value•
		Shares	($000)
*,^	Laredo Petroleum Inc.	1,326,607	17,299
*	Southwestern Energy Co.	743,359	17,238
	Baker Hughes Inc.	251,275	15,976
	Patterson-UTI Energy Inc.	742,762	13,945
*	McDermott International
	Inc.	3,542,738	13,604
*	Whiting Petroleum Corp.	374,552	11,574
	Canadian Natural
	Resources Ltd.	351,255	10,787
	Trican Well Service Ltd.	3,860,737	10,516
	Halliburton Co.	229,280	10,061
*	Rice Energy Inc.	412,342	8,973
	Energen Corp.	123,636	8,160
	National Oilwell Varco Inc.	151,650	7,581
	HollyFrontier Corp.	184,800	7,442
*	Diamondback Energy Inc.	57,800	4,441
	QEP Resources Inc.	193,400	4,032
*	Karoon Gas Australia Ltd.	2,299,067	3,756
^	Cameco Corp.	269,000	3,749
	Helmerich & Payne Inc.	53,000	3,608
	Cabot Oil & Gas Corp.	115,573	3,413
	Superior Energy Services
	Inc.	10,866	243
			239,278
Financials (15.8%)
	MetLife Inc.	572,522	28,941
	JPMorgan Chase & Co.	450,776	27,308
	American International
	Group Inc.	334,413	18,322
	Principal Financial Group
	Inc.	330,207	16,963
	Citigroup Inc.	328,192	16,908
	PNC Financial Services
	Group Inc.	172,935	16,124
	Northern Trust Corp.	143,695	10,008
	Raymond James Financial
	Inc.	175,516	9,966
	Julius Baer Group Ltd.	196,796	9,837
	AvalonBay Communities
	Inc.	52,231	9,101

Capital Value Fund

			Market
			Value•
		Shares	($000)
	Columbia Property Trust
	Inc.	282,700	7,639
	Equity LifeStyle Properties
	Inc.	134,710	7,402
	Arthur J Gallagher & Co.	131,300	6,138
	American Tower
	Corporation	61,100	5,753
	South State Corp.	75,800	5,184
	Torchmark Corp.	92,500	5,080
	Weyerhaeuser Co.	139,900	4,638
	Santander Consumer USA
	Holdings Inc.	180,391	4,174
	Unum Group	113,700	3,835
	Two Harbors Investment
	Corp.	356,400	3,785
	SL Green Realty Corp.	21,760	2,794
			219,900
Health Care (9.2%)
	Merck & Co. Inc.	481,643	27,685
*	TherapeuticsMD Inc.	2,811,071	17,007
	Bristol-Myers Squibb Co.	250,231	16,140
*	Biogen Inc.	31,820	13,436
*	Portola Pharmaceuticals
	Inc. Class A	253,257	9,614
	Eisai Co. Ltd.	104,660	7,444
*	Arena Pharmaceuticals
	Inc.	1,672,631	7,310
	AstraZeneca plc ADR	77,700	5,317
*	Actavis plc	17,653	5,254
	Aetna Inc.	46,900	4,996
*	TESARO Inc.	78,500	4,506
*	Vertex Pharmaceuticals Inc.	37,936	4,475
*	Almirall SA	196,580	3,613
*	Mylan NV	15,200	902
			127,699
Industrials (9.6%)
	General Electric Co.	629,300	15,613
*	Hertz Global Holdings Inc.	579,608	12,566
	Knoll Inc.	527,457	12,358
	Owens Corning	281,862	12,233
*	Clean Harbors Inc.	186,645	10,598
*	WESCO International Inc.	151,575	10,594
	Eaton Corp. plc	132,400	8,995
*	AECOM	245,696	7,572
	United Parcel Service Inc.
	Class B	72,900	7,067
*	Generac Holdings Inc.	141,945	6,911
	Rexel SA	310,172	5,849
*	KLX Inc.	143,591	5,534
	Raytheon Co.	39,700	4,337
*	Sulzer AG	39,172	4,300
*	UTi Worldwide Inc.	308,236	3,791
*	Orbital ATK Inc.	37,100	2,843
*	HD Supply Holdings Inc.	67,838	2,113
			133,274

			Market
			Value•
		Shares	($000)
Information Technology (22.4%)
*,^	SunEdison Inc.	1,520,514	36,492
*,^	Gogo Inc.	1,466,806	27,957
*	Optimal Payments plc	2,820,017	21,997
*	Micron Technology Inc.	719,708	19,526
	Cisco Systems Inc.	708,703	19,507
*,^	Coupons.com Inc.	1,485,450	17,439
	Sumco Corp.	909,975	15,239
*	AOL Inc.	352,261	13,953
*	GCL-Poly Energy
	Holdings Ltd.	49,544,915	13,117
*	Pandora Media Inc.	771,279	12,503
*	Google Inc. Class A	22,146	12,284
	Cypress Semiconductor
	Corp.	809,613	11,424
*	ARRIS Group Inc.	363,255	10,496
*	SunPower Corp. Class A	309,821	9,701
	EMC Corp.	359,733	9,195
*	Yelp Inc. Class A	185,487	8,783
	Samsung Electronics Co.
	Ltd.	6,424	8,330
	Maxim Integrated
	Products Inc.	214,500	7,467
*	SunEdison
	Semiconductor Ltd.	256,110	6,613
	Activision Blizzard Inc.	284,770	6,471
*,^	Stratasys Ltd.	120,122	6,340
*	Alibaba Group Holding
	Ltd. ADR	64,107	5,336
*	Twitter Inc.	74,482	3,730
*	Alcatel-Lucent ADR	964,512	3,598
*	Qorvo Inc.	39,780	3,171
*	Rovi Corp.	92,871	1,691
			312,360
Materials (7.8%)
	Methanex Corp.	328,426	17,594
	Reliance Steel &
	Aluminum Co.	261,598	15,978
	Norbord Inc.	589,145	12,401
	Celanese Corp. Class A	216,707	12,105
*	Louisiana-Pacific Corp.	724,409	11,960
	Wacker Chemie AG	92,657	10,695
*	Constellium NV Class A	322,309	6,549
	Rio Tinto plc ADR	149,800	6,202
	Cabot Corp.	126,996	5,715
	Huntsman Corp.	255,100	5,656
	Lafarge SA	67,591	4,394
			109,249
Other (0.1%)
*,1	Allstar Co-Invest LLC
	Private Placement	NA	1,631

Capital Value Fund

		Market
		Value•
	Shares	($000)
Telecommunication Services (1.4%)
Verizon Communications
Inc.	216,190	10,513
SoftBank Corp.	154,015	8,970
		19,483
Utilities (2.1%)
Exelon Corp.	282,100	9,481
PG&E Corp.	136,362	7,237
Xcel Energy Inc.	199,109	6,931
Snam SPA	1,300,013	6,311
		29,960
Total Common Stocks
(Cost $1,256,736)		1,377,899
Preferred Stocks (0.5%)
*,2 Lithium Technologies Inc.
Pfd. (Cost $5,828)	1,195,700	6,074
Temporary Cash Investments (3.1%)
Money Market Fund (2.8%)
[3,4] Vanguard Market
Liquidity Fund,
0.128%	40,180,800	40,181

	Face
	Amount
	($000)
Repurchase Agreements (0.2%)
RBS Securities, Inc.
0.120%, 4/1/15 (Dated
3/31/15, Repurchase Value
$2,300,000, collateralized
by U.S. Treasury Note/Bond
1.625%, 3/31/19, with a
value of $2,351,000)	2,300	2,300

	Face	Market
	Amount	Value•
	($000)	($000)
Deutsche Bank Securities, Inc.
0.150%, 4/1/15 (Dated
3/31/15, Repurchase Value
$300,000, collateralized
by Federal Home Loan
Mortgage Corp. 4.500%,
12/1/43, with a value of
$306,000)	300	300
		2,600
U.S. Government and Agency Obligations (0.1%)
United States Treasury Bill,
0.020%, 4/9/15	700	700
Total Temporary Cash Investments
(Cost $43,481)		43,481
Total Investments (102.4%)
(Cost $1,306,045)		1,427,454
Other Assets and Liabilities (-2.4%)
Other Assets		25,304
Liabilities[4]		(58,113)
		(32,809)
Net Assets (100%)
Applicable to 99,160,043 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,394,645
Net Asset Value Per Share		$14.06

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,186,473
Undistributed Net Investment Income	929
Accumulated Net Realized Gains	85,539
Unrealized Appreciation (Depreciation)
Investment Securities	121,409
Forward Currency Contracts	320
Foreign Currencies	(25)
Net Assets	1,394,645

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $38,191,000.
1 Restricted security represents 0.1% of net assets. Shares not applicable for this private placement.
2 Restricted security represents 0.5% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $40,181,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Dividends[1]	9,795
Securities Lending	454
Total Income	10,249
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,575
Performance Adjustment	680
The Vanguard Group—Note C
Management and Administrative	1,538
Marketing and Distribution	176
Custodian Fees	73
Shareholders’ Reports	3
Trustees’ Fees and Expenses	2
Total Expenses	4,047
Expenses Paid Indirectly	(30)
Net Expenses	4,017
Net Investment Income	6,232
Realized Net Gain (Loss)
Investment Securities Sold	80,213
Foreign Currencies and Forward Currency Contracts	6,017
Realized Net Gain (Loss)	86,230
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(52,538)
Foreign Currencies and Forward Currency Contracts	42
Change in Unrealized Appreciation (Depreciation)	(52,496)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,966
1 Dividends are net of foreign withholding taxes of $267,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,232	20,167
Realized Net Gain (Loss)	86,230	201,441
Change in Unrealized Appreciation (Depreciation)	(52,496)	6,554
Net Increase (Decrease) in Net Assets Resulting from Operations	39,966	228,162
Distributions
Net Investment Income	(18,062)	(10,580)
Realized Capital Gain[1]	(154,201)	(130,762)
Total Distributions	(172,263)	(141,342)
Capital Share Transactions
Issued	92,948	857,946
Issued in Lieu of Cash Distributions	162,455	134,688
Redeemed	(512,270)	(544,812)
Net Increase (Decrease) from Capital Share Transactions	(256,867)	447,822
Total Increase (Decrease)	(389,164)	534,642
Net Assets
Beginning of Period	1,783,809	1,249,167
End of Period[2]	1,394,645	1,783,809

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $99,085,000 and $94,545,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $929,000 and $12,844,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.32	$14.57	$10.58	$8.59	$9.62	$8.60
Investment Operations
Net Investment Income	. 075	.178[1]	.138	.155	.109	.066
Net Realized and Unrealized Gain (Loss)
on Investments	.334	2.055	4.051	2.075	(1.054)	.987
Total from Investment Operations	.409	2.233	4.189	2.230	(.945)	1.053
Distributions
Dividends from Net Investment Income	(.175)	(.111)	(.199)	(.100)	(. 085)	(. 033)
Distributions from Realized Capital Gains	(1.494)	(1.372)	—	(.140)	—	—
Total Distributions	(1.669)	(1.483)	(.199)	(.240)	(.085)	(.033)
Net Asset Value, End of Period	$14.06	$15.32	$14.57	$10.58	$8.59	$9.62

Total Return[2]	3.56%	16.50%	40.21%	26.50%	-10.00%	12.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,395	$1,784	$1,249	$659	$613	$693
Ratio of Total Expenses to
Average Net Assets[3]	0.54%	0.47%	0.41%	0.47%	0.58%	0.44%
Ratio of Net Investment Income to
Average Net Assets	0.91%	1.19%[1]	1.03%	1.42%	0.87%	0.65%
Portfolio Turnover Rate	94%	90%	132%	123%	149%	211%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.018 and 0.12%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.09%, 0.02%, (0.05%), 0.01%, 0.11%, and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level,

Capital Value Fund

triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended March 31, 2015, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the

Capital Value Fund

absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones U.S. Total Stock Market Float Adjusted Index. For the six months ended March 31, 2015, the investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets before an increase of $680,000 (0.09%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At March 31, 2015, the fund had contributed capital of $129,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2015, these arrangements reduced the fund’s expenses by $30,000 (an annual rate of 0.00% of average net assets).

Capital Value Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,212,575	163,693	1,631
Preferred Stocks	—	—	6,074
Temporary Cash Investments	40,181	3,300	—
Forward Currency Contracts—Assets	—	320	—
Total	1,252,756	167,313	7,705

At March 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Credit Suisse International	6/17/15	USD	17,764	EUR	16,340	176
BNP Paribas	6/17/15	USD	9,031	GBP	5,994	144
						320

EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Capital Value Fund

During the six months ended March 31, 2015, the fund realized net foreign currency losses of $85,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At March 31, 2015, the cost of investment securities for tax purposes was $1,306,163,000. Net unrealized appreciation of investment securities for tax purposes was $121,291,000, consisting of unrealized gains of $232,590,000 on securities that had risen in value since their purchase and $111,299,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2015, the fund purchased $722,617,000 of investment securities and sold $1,145,589,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	6,514	56,918
Issued in Lieu of Cash Distributions	12,497	9,803
Redeemed	(36,310)	(35,991)
Net Increase (Decrease) in Shares Outstanding	(17,299)	30,730

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	9/30/2014	3/31/2015	Period
Based on Actual Fund Return	$1,000.00	$1,035.58	$2.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.24	2.72

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.54%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The advisor seeks long-term capital appreciation in a relatively concentrated portfolio of undervalued stocks across the capitalization spectrum, employing an opportunistic and contrarian investment style. The two portfolio managers, who have slightly different approaches, are each generally responsible for managing approximately 50% of the overall fund. The portfolio managers also leverage their industry analysts to uncover investment opportunities Wellington Management has advised the fund since the fund’s inception in 2001.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
IndependentTrustees
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior Management Team
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3282 052015

Semiannual Report | March 31, 2015

Vanguard Short-Term Inflation-Protected

Securities Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	-0.77%	-0.18%	-1.02%	-1.20%
Admiral™ Shares	-0.68	-0.13	-1.01	-1.14
Institutional Shares	-0.65	-0.11	-1.04	-1.15
ETF Shares	-0.68
Market Price				-1.11
Net Asset Value				-1.16
Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5
Year Index				-1.14
Inflation-Protected Bond Funds Average				0.11

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Inflation-Protected
Securities Index Fund
Investor Shares	$24.74	$24.27	$0.173	$0.000
Admiral Shares	24.77	24.29	0.198	0.000
Institutional Shares	24.78	24.29	0.205	0.000
ETF Shares	49.38	48.41	0.395	0.000

1

Chairman’s Letter

Dear Shareholder,

The six months ended March 31, 2015, were a volatile period for inflation-protected securities. Inflation expectations fluctuated as oil prices tumbled, global growth prospects declined, and the Federal Reserve said it would raise short-term interest rates sometime this year.

Vanguard Short-Term Inflation-Protected Securities Index Fund returned –1.20% for Investor Shares for the half year. It closely tracked the –1.14% return of its benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index.

Bond prices received a boost from central bank stimulus
Bond prices were supported by accommodative monetary policies from the world’s central banks and by investors who sought safe-haven assets amid turbulence in the stock market. The broad U.S. taxable bond market returned 3.43%. The yield of the 10-year U.S. Treasury note ended March at 1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 2.40%, though results faded later in the period as more bonds were issued.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to

2

the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

The Fed’s target of 0%–0.25% for short-term interest rates continued to cap returns for money market funds and savings accounts.

The Fed’s cautious approach has helped the U.S. stock market
The broad U.S. stock market returned about 7% for the half year. Stocks were resilient after declining markedly at the start of the period and enduring bouts of turmoil in subsequent months. Investors’ concerns included the strength of the dollar and how it would affect the profits of U.S.-based multinational corporations.

Overall, stocks responded favorably to both the Fed’s cautious approach to raising short-term interest rates and the monetary stimulus efforts of other central banks.

A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift returns.

International stocks had a slightly negative return as the dollar’s strength against many foreign currencies hurt results. Without this currency effect, stocks outside the United

Market Barometer
			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

CPI
Consumer Price Index	-0.80%	-0.07%	1.64%

3

States generally advanced. The developed markets of the Pacific, particularly Japan, were especially strong.

Short-term TIPS’ yields seesawed with changing inflation expectations
The Short-Term Inflation-Protected Securities Index Fund aims to protect investors from some of the negative effects of inflation in the near term. Its shorter duration (2.4 years on average) makes it less vulnerable to changes in interest rates than its longer-duration counterpart, Vanguard Inflation-Protected Securities Fund. However, consistent with its more modest risk profile, it may also produce lower long-term returns.

As you know, inflation has been very modest in recent years. A barometer for inflation expectations, known as the “break-even inflation rate,” indicated that as of March 31, investors believed inflation would average 1.54% per year over the next five years, down from 1.71% per year in September. Inflation expectations declined sharply between September and December but ended the six months a bit closer to their level at the beginning of the period.

The fund’s performance reflected these sharp swings in inflation expectations. Its “real” SEC yield—representing the annualized income before any inflation

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Institutional	ETF	Peer Group
	Shares	Shares	Shares	Shares	Average
Short-Term Inflation-Protected
Securities Index Fund	0.20%	0.10%	0.07%	0.10%	0.80%

The fund expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2015, the fund’s annualized expense ratios were 0.18% for Investor Shares, 0.09% for Admiral Shares, 0.06% for Institutional Shares, and 0.09% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Inflation-Protected Bond Funds.

4

adjustment—for Investor Shares stood at –0.65% on September 30, jumped to a high of 0.23% on January 31, then slid down to –0.77% on March 31. In the first half of the period, TIPS were generally out of favor. Declining oil prices and a strong dollar contributed to downward revisions of global growth prospects, which heightened investors’ worries about a further slowdown in inflation. The fund’s yield rose, so its price declined.

In the second half, oil prices stabilized somewhat, and the European Central Bank expanded its stimulus efforts to ward off deflation in Europe. At the same time, the Fed said it would consider gradually increasing interest rates after March if it was “reasonably confident” that inflation was heading upward. All these factors helped lift inflation expectations back to the level at which they’d started the period, pushing yields slightly lower and the fund’s price a bit higher.

Negative income return affected the fund’s six-month results
An odd-sounding phenomenon known as negative income weighed on fund performance for the half year. As you can see from the Your Fund’s Total Returns table on page 1, the fund’s negative total return came from a combination of negative income and negative capital (price) returns. The negative income return was a function

Yields of U.S. Treasury Securities
As of March 31, 2015
	Inflation-Protected
	Securities	Nominal
Maturity	(Real Yields)	Securities
2 years	-0.59%	0.58%
3 years	-0.48	0.91
5 years	-0.14	1.40
10 years	0.30	1.95
30 years	0.74	2.55
Source: Vanguard.

5

of a general decline in consumer prices and amortization adjustments to some of the fund’s securities.

These reductions in the value of the fund’s securities were greater than the coupon income (or interest income) received from those securities, leading to the negative income return. (See the accompanying box, below, for a discussion of how the fund’s performance can affect its distributions.)

Apart from negative income, you’ll also notice that your fund experienced negative yields. Yields can turn negative when bond prices are bid up as a result of being in high demand with investors. The Short-Term Inflation-Protected Securities Index Fund has posted negative yields every year since its inception in October 2012, reflecting investors’ concern that inflation will rise. Indeed, investors have been willing to pay a premium for inflation-protected securities because they want a hedge against future inflation. Of course, an increase in inflation could mean an upward adjustment that will generate positive returns. However, changes in inflation expectations can work both ways and can sometimes hurt the fund’s return.

Vanguard does not expect inflation in the short term to be higher than market expectations, but the Fed is expected to raise interest rates sometime soon. Although we expect some volatility in the bond market following the Fed’s action, we cannot be certain how it will affect yields or your fund’s performance. Given

A note on fund distributions

Although Vanguard Short-Term Inflation-Protected Securities Index Fund can issue dividends quarterly, it has held them until year-end for the roughly two-and-a-half years since its
October 2012 inception. The reason for this is to minimize the risk of overdistributing income for the full year, a potential recordkeeping headache for shareholders.

This risk is greatest during periods of deflation, low or slowing inflation, and low or negative yields, conditions that have characterized the TIPS market in the past few years.

The fund’s dividend consists of two components. The first is interest income—coupon interest minus the amortized premium paid for TIPS with negative yields. The second is inflation income, which reflects adjustments to the principal value of securities held by the fund based on changes in the consumer price index.

As in previous years, the fund will most likely not make any distributions until the final quarter, when the accountants determine the fund’s total income for 2015.

6

the unpredictable nature of the markets, it’s best to keep a long-term perspective. You can shield yourself from some of the inevitable volatility by holding a balanced, diversified portfolio that matches your long-term goals and risk tolerance. Short-term TIPS, with their inflation protection and strong credit quality, can play an important role in such a portfolio.

Our commitment to balanced investing has roots reaching back many decades
On May 1, 2015, Vanguard will celebrate its 40th anniversary. Many things have changed since 1975, but our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Although Vanguard has followed all these principles since its founding, one—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor company, Wellington Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

Vanguard Wellington™ Fund got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. And this strategy continues to define the fund, now one of the nation’s largest balanced funds.

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on the risks and returns of their portfolios. And broad diversification reduces exposure to specific risks while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 15, 2015

7

Short-Term Inflation-Protected Securities Index Fund

Fund Profile
As of March 31, 2015

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares	ETF Shares
Ticker Symbol	VTIPX	VTAPX	VTSPX	VTIP
Expense Ratio[1]	0.20%	0.10%	0.07%	0.10%
30-Day SEC Yield[2]	-0.77%	-0.68%	-0.65%	-0.68%

Financial Attributes

		Barclays	Barclays
		TIPS Aggregate
		0-5 Year	Bond
	Fund	Index	Index
Number of Bonds	16	15	9,196
Yield to Maturity
(before expenses)	0.9%	0.5%	2.1%
Average Coupon	0.9%	1.0%	3.2%
Average Duration	2.4 years	2.4 years	5.4 years
Average Effective
Maturity	2.4 years	2.4 years	7.7 years
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are generally from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	16.3%
1 - 3 Years	39.9
3 - 5 Years	43.8

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2015, the fund’s annualized expense ratios were 0.18% for Investor Shares, 0.09% for Admiral Shares, 0.06% for Institutional Shares, and 0.09% for ETF Shares.
2 Yields of inflation-protected securities tend to be lower than those of bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

8

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 16, 2012, Through March 31, 2015
				Barclays
				TIPS
				0-5 Year
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	0.09%	-1.00%	-0.91%	-1.20%
2014	0.02	-0.04	-0.02	0.21
2015	-0.18	-1.02	-1.20	-1.14
Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	10/16/2012	-1.12%	0.33%	-1.20%	-0.87%
Admiral Shares	10/16/2012	-1.02	0.40	-1.17	-0.77
Institutional Shares	10/17/2012	-1.03	0.41	-1.15	-0.74
ETF Shares	10/12/2012
Market Price		-1.00			-0.74
Net Asset Value		-1.02			-0.78

See Financial Highlights for dividend and capital gains information.

9

Short-Term Inflation-Protected Securities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.8%)
U.S. Government Securities (99.8%)
United States Treasury Inflation Indexed Bonds	0.500%	4/15/15	611,032	660,083
United States Treasury Inflation Indexed Bonds	1.875%	7/15/15	489,340	597,047
United States Treasury Inflation Indexed Bonds	2.000%	1/15/16	491,658	593,580
United States Treasury Inflation Indexed Bonds	0.125%	4/15/16	1,096,629	1,172,351
United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	488,940	594,021
United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	423,051	519,303
United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	1,270,766	1,330,646
United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	371,705	454,899
United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	400,599	475,945
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	1,439,116	1,484,307
United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	402,054	466,170
United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	372,287	445,896
United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	1,446,085	1,470,479
United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	419,202	506,084
United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	520,740	608,607
Total U.S. Government and Agency Obligations (Cost $11,370,090)				11,379,418

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $4,392)	0.128%		4,391,753	4,392
Total Investments (99.8%) (Cost $11,374,482)				11,383,810
Other Assets and Liabilities (0.2%)
Other Assets				162,768
Liabilities				(144,518)
				18,250
Net Assets (100%)				11,402,060

10

Short-Term Inflation-Protected Securities Index Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	11,649,856
Overdistributed Net Investment Income	(248,928)
Accumulated Net Realized Losses	(8,196)
Unrealized Appreciation (Depreciation)	9,328
Net Assets	11,402,060

Investor Shares—Net Assets
Applicable to 200,947,939 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,876,181
Net Asset Value Per Share—Investor Shares	$24.27

Admiral Shares—Net Assets
Applicable to 62,750,503 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,523,996
Net Asset Value Per Share—Admiral Shares	$24.29

Institutional Shares—Net Assets
Applicable to 135,439,978 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,290,414
Net Asset Value Per Share—Institutional Shares	$24.29

ETF Shares—Net Assets
Applicable to 35,356,170 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,711,469
Net Asset Value Per Share—ETF Shares	$48.41

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Interest Income (Loss)[1]	(241,501)
Total Income (Loss)	(241,501)
Expenses
The Vanguard Group—Note B
Investment Advisory Services	138
Management and Administrative—Investor Shares	3,703
Management and Administrative—Admiral Shares	515
Management and Administrative—Institutional Shares	611
Management and Administrative—ETF Shares	518
Marketing and Distribution—Investor Shares	362
Marketing and Distribution—Admiral Shares	149
Marketing and Distribution—Institutional Shares	281
Marketing and Distribution—ETF Shares	139
Custodian Fees	27
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—Admiral Shares	4
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—ETF Shares	9
Trustees’ Fees and Expenses	4
Total Expenses	6,463
Net Investment Income (Loss)	(247,964)
Realized Net Gain (Loss)
Investment Securities Sold	6,995
Futures Contracts	(1,379)
Realized Net Gain (Loss)	5,616
Change in Unrealized Appreciation (Depreciation) of Investment Securities	120,318
Net Increase (Decrease) in Net Assets Resulting from Operations	(122,030)
1 Interest income from an affiliated company of the fund was $48,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	(247,964)	80,746
Realized Net Gain (Loss)	5,616	(1,688)
Change in Unrealized Appreciation (Depreciation)	120,318	(85,671)
Net Increase (Decrease) in Net Assets Resulting from Operations	(122,030)	(6,613)
Distributions
Net Investment Income
Investor Shares	(32,095)	(617)
Admiral Shares	(12,111)	(569)
Institutional Shares	(25,014)	(1,074)
ETF Shares	(11,618)	(506)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(80,838)	(2,766)
Capital Share Transactions
Investor Shares	446,635	818,913
Admiral Shares	35,879	744,384
Institutional Shares	642,359	1,446,088
ETF Shares	403,404	370,519
Net Increase (Decrease) from Capital Share Transactions	1,528,277	3,379,904
Total Increase (Decrease)	1,325,409	3,370,525
Net Assets
Beginning of Period	10,076,651	6,706,126
End of Period[1]	11,402,060	10,076,651

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($248,928,000) and $79,312,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares
	Six Months	Year	Oct. 16,
	Ended	Ended	2012[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$24.74	$24.75	$25.00
Investment Operations
Net Investment Income (Loss)	(. 544)	.183	. 015
Net Realized and Unrealized Gain (Loss) on Investments	.247	(.189)	(.241)
Total from Investment Operations	(. 297)	(. 006)	(. 226)
Distributions
Dividends from Net Investment Income	(.173)	(. 004)	(. 024)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.173)	(. 004)	(. 024)
Net Asset Value, End of Period	$24.27	$24.74	$24.75

Total Return[2]	-1.20%	-0.02%	-0.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,876	$4,517	$3,702
Ratio of Total Expenses to Average Net Assets	0.18%	0.20%	0.20%[3]
Ratio of Net Investment Income (Loss) to Average Net Assets	(4.72%)	0.88%	0.01%[3]
Portfolio Turnover Rate [4]	16%	18%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares
	Six Months	Year	Oct. 16,
	Ended	Ended	2012[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$24.77	$24.77	$25.00
Investment Operations
Net Investment Income (Loss)	(. 535)	. 209	. 025
Net Realized and Unrealized Gain (Loss) on Investments	.253	(.195)	(.229)
Total from Investment Operations	(. 282)	. 014	(. 204)
Distributions
Dividends from Net Investment Income	(.198)	(. 014)	(. 026)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.198)	(. 014)	(. 026)
Net Asset Value, End of Period	$24.29	$24.77	$24.77

Total Return[2]	-1.14%	0.06%	-0.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,524	$1,518	$776
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income (Loss) to Average Net Assets	(4.63%)	0.98%	0.11%[3]
Portfolio Turnover Rate [4]	16%	18%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares
	Six Months	Year	Oct. 17,
	Ended	Ended	2012[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$24.78	$24.77	$24.99
Investment Operations
Net Investment Income (Loss)	(. 530)	. 215	. 026
Net Realized and Unrealized Gain (Loss) on Investments	.245	(.189)	(.220)
Total from Investment Operations	(. 285)	. 026	(.194)
Distributions
Dividends from Net Investment Income	(. 205)	(. 016)	(. 026)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(. 205)	(. 016)	(. 026)
Net Asset Value, End of Period	$24.29	$24.78	$24.77

Total Return[2]	-1.15%	0.11%	-0.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,290	$2,706	$1,262
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.07%[3]
Ratio of Net Investment Income (Loss) to Average Net Assets	(4.60%)	1.01%	0.14%[3]
Portfolio Turnover Rate [4]	16%	18%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares
	Six Months	Year	Oct. 12,
	Ended	Ended	2012[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$49.38	$49.36	$49.83
Investment Operations
Net Investment Income (Loss)	(1.061)	.414	.065
Net Realized and Unrealized Gain (Loss) on Investments	.486	(.371)	(.483)
Total from Investment Operations	(. 575)	. 043	(. 418)
Distributions
Dividends from Net Investment Income	(. 395)	(. 023)	(. 052)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(. 395)	(. 023)	(. 052)
Net Asset Value, End of Period	$48.41	$49.38	$49.36

Total Return	-1.16%	0.09%	-0.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,711	$1,336	$967
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%[2]
Ratio of Net Investment Income (Loss) to Average Net Assets	(4.63%)	0.98%	0.11%[2]
Portfolio Turnover Rate [3]	16%	18%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at March 31, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

18

Short-Term Inflation-Protected Securities Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At March 31, 2015, the fund had contributed capital of $1,017,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.41% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

19

Short-Term Inflation-Protected Securities Index Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	11,379,418	—
Temporary Cash Investments	4,392	—	—
Total	4,392	11,379,418	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the six months ended March 31, 2015, the fund realized gains of $562,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Deferred inflation and amortization adjustments to securities held at March 31, 2015, totaling $152,435,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

During the six months ended March 31, 2015, the fund realized $1,150,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at March 31, 2015, the fund had available capital losses totaling $3,921,000 that may be carried forward indefinitely to offset future net capital gains.

At March 31, 2015, the cost of investment securities for tax purposes was $11,526,917,000. Net unrealized depreciation of investment securities for tax purposes was $143,107,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2015, the fund purchased $2,289,702,000 of investment securities and sold $846,023,000 of investment securities, other than temporary cash investments. Purchases and sales include $324,346,000 and $10,082,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

20

Short-Term Inflation-Protected Securities Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2015		September 30, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	555,696	22,792	1,086,608	43,771
Issued in Lieu of Cash Distributions	31,998	1,322	615	25
Redeemed	(141,059)	(5,754)	(268,310)	(10,797)
Net Increase (Decrease)—Investor Shares	446,635	18,360	818,913	32,999
Admiral Shares
Issued	302,033	12,365	1,056,873	42,528
Issued in Lieu of Cash Distributions	10,779	445	515	21
Redeemed	(276,933)	(11,335)	(313,004)	(12,590)
Net Increase (Decrease)—Admiral Shares	35,879	1,475	744,384	29,959
Institutional Shares
Issued	805,691	32,942	1,638,186	65,969
Issued in Lieu of Cash Distributions	24,697	1,019	1,066	43
Redeemed	(188,029)	(7,699)	(193,164)	(7,768)
Net Increase (Decrease)—Institutional Shares	642,359	26,262	1,446,088	58,244
ETF Shares
Issued	415,648	8,550	405,104	8,164
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(12,244)	(250)	(34,585)	(700)
Net Increase (Decrease)—ETF Shares	403,404	8,300	370,519	7,464

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Inflation-Protected Securities Index Fund	9/30/2014	3/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$988.01	$0.89
Admiral Shares	1,000.00	988.64	0.45
Institutional Shares	1,000.00	988.52	0.30
ETF Shares	1,000.00	988.39	0.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.03	$0.91
Admiral Shares	1,000.00	1,024.48	0.45
Institutional Shares	1,000.00	1,024.63	0.30
ETF Shares	1,000.00	1,024.48	0.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.18% for Investor Shares, 0.09% for Admiral Shares, 0.06% for Institutional Shares, and 0.09% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Short-Term Inflation-Protected Securities Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2012, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are generally from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

25

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Short-Term Inflation-Protected Securities Index Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

26

Vanguard Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
IndependentTrustees	Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
Emerson U. Fullwood	School for Communication, with secondary faculty
Born 1948. Trustee Since January 2008. Principal	appointments in the Department of Philosophy, School
Occupation(s) During the Past Five Years and	of Arts and Sciences, and at the Graduate School of
Other Experience: Executive Chief Staff and	Education, University of Pennsylvania; Trustee of the
Marketing Officer for North America and Corporate	National Constitution Center; Chair of the Presidential
Vice President (retired 2008) of Xerox Corporation	Commission for the Study of Bioethical Issues.
(document management products and services);
Executive in Residence and 2009–2010 Distinguished	JoAnn Heffernan Heisen
Minett Professor at the Rochester Institute of	Born 1950. Trustee Since July 1998. Principal
Technology; Director of SPX Corporation (multi-industry	Occupation(s) During the Past Five Years and Other
manufacturing), the United Way of Rochester,	Experience: Corporate Vice President and Chief
Amerigroup Corporation (managed health care), the	Global Diversity Officer (retired 2008) and Member
University of Rochester Medical Center, Monroe	of the Executive Committee (1997–2008) of Johnson
Community College Foundation, and North Carolina	& Johnson (pharmaceuticals/medical devices/
A&T University.	consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
Mark Loughridge	investment companies served by The Vanguard Group;
Born 1953. Trustee Since March 2012. Principal	Treasurer of each of the investment companies served
Occupation(s) During the Past Five Years and Other	by The Vanguard Group (1998–2008).
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology	Kathryn J. Hyatt
services); Fiduciary Member of IBM’s Retirement Plan	Born 1955. Treasurer Since November 2008. Principal
Committee (2004–2013); Director of the Dow Chemical	Occupation(s) During the Past Five Years and Other
Company; Member of the Council on Chicago Booth.	Experience: Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies served
Scott C. Malpass	by The Vanguard Group; Assistant Treasurer of each of
Born 1962. Trustee Since March 2012. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years and Other	Group (1988–2008).
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant	Heidi Stam
Professor of Finance at the Mendoza College of	Born 1956. Secretary Since July 2005. Principal
Business at Notre Dame; Member of the Notre Dame	Occupation(s) During the Past Five Years and Other
403(b) Investment Committee; Board Member of	Experience: Managing Director of The Vanguard
TIFF Advisory Services, Inc., and Catholic Investment	Group, Inc.; General Counsel of The Vanguard Group;
Services, Inc. (investment advisors); Member of	Secretary of The Vanguard Group and of each of the
the Investment Advisory Committee of Major	investment companies served by The Vanguard Group;
League Baseball.	Director and Senior Vice President of Vanguard
Marketing Corporation.
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis
Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q19672 052015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 21, 2015
VANGUARD MALVERN FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 21, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.